SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No. )

Filed by the Registrant  [X]

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[ ]   Preliminary Proxy Statement      [ ]   Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         The Guardian Stock Fund, Inc.
     ------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

               Board of Directors of The Guardian Stock Fund, Inc.
     ------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)


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

                          THE GUARDIAN STOCK FUND, INC.
                              201 Park Avenue South
                            New York, New York 10003
March 3, 1998

Dear Contractowner:

      I am writing to inform you that a special meeting of shareholders of The Guardian Stock Fund, Inc. (the "Fund") will be held on Tuesday, April 21, 1998 to vote on several important proposals. This package contains information about the proposals and materials for you to use when voting by mail.

      The Fund is only available as an underlying investment option of variable annuity contracts or variable life policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). Since some or all of the value of your contract or policy is based on units invested in shares of the Fund, you are considered to be a beneficial owner of these shares. As a beneficial owner, you are entitled to direct how these shares will be voted at the special meeting of shareholders of the Fund.

      One of the primary purposes of the meeting is to propose that the Fund's current Articles of Incorporation, the Fund's primary legal organizational document, be revised. In addition, there is a proposal to consider comprehensive changes to the fundamental investment restrictions that govern the portfolio management of the Fund, although the Fund does not seek to make broad changes to the way it operates. We have provided more information about these proposals in the Proxy Statement.

      The enclosed preference statement form allows you to indicate how your proportional interest should be voted. It is important that you exercise this privilege. Shares attributable to those contractowners who do not respond will be voted in the same proportion as contractowners who do. If you have more than one contract whose value is allocated to the Fund, you should receive one preference statement for each account you own. For example, if you have two annuity contracts and have chosen to allocate some or all of your contract values to the Fund in each contract, you will receive two preference statement forms representing all shares allocated to the Fund. You will not be voting the same shares twice.

      PLEASE COMPLETE, SIGN, DATE AND RETURN THE PREFERENCE STATEMENT IN THE ENCLOSED BUSINESS REPLY ENVELOPE AT YOUR EARLIEST CONVENIENCE, BUT IN SUFFICIENT TIME TO BE COUNTED BEFORE THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 1998.

                                    Sincerely,


                                    /s/ Joseph D. Sargent

                                    Joseph D. Sargent, CLU
                                    Chairman

                             [LOGO] The Guardian(R)

                          THE GUARDIAN STOCK FUND, INC.

                             201 Park Avenue South,
                            New York, New York 10003
                            Telephone (800) 221-3253

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 April 21, 1998

      A special meeting of shareholders of The Guardian Stock Fund, Inc., a Maryland corporation (the "Fund"), will be held on Tuesday, April 21, 1998, at 9:30 a.m., New York time, for the following purposes:

      1. To consider the amendment and restatement of the Fund's Articles of Incorporation;

      2. To consider the amendment and restatement of the Fund's investment restrictions;

      3. To consider the ratification of the selection of the Fund's independent public accountants; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The special meeting will be held at the offices of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), 201 Park Avenue South, Mezzanine Floor, New York, New York 10003.

      You are entitled to receive notice of and to provide voting instructions for use at the Meeting if, at the close of business on February 23, 1998, you owned a variable annuity or variable life insurance policy issued by GIAC and some or all of your contract value was allocated for investment in the Fund.

                        By order of the Board of Directors,


                        Joseph A. Caruso, Secretary

March 3, 1998

                             YOUR VOTE IS IMPORTANT

      Please provide your voting instructions on the enclosed preference statement(s). Then date and sign the preference statement(s) and return the statement(s) in the accompanying postage-paid envelope. If you sign and date your preference statement(s), but do not provide voting instructions, the shares in which you have an interest will be voted FOR the proposals. Preference statements submitted by corporations, trusts, partnerships or other entities must be signed by the appropriate person(s). If you are eligible to vote shares in more than one account, you must submit a separate preference statement for each account to provide voting instructions for all of the shares of the Fund in which you have an interest.

      Please complete and mail your preference statement(s) promptly. Your prompt response will help us to minimize the costs to the Fund of additional proxy mailings.

                          THE GUARDIAN STOCK FUND, INC.
                 201 Park Avenue South, New York, New York 10003
                            Telephone (800) 221-3253

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 21, 1998

      The Board of Directors of THE GUARDIAN STOCK FUND, INC. (the "Fund") is soliciting preference statements to be used at a special meeting of shareholders of the Fund to be held on Tuesday, April 21, 1998, or any adjournment thereof. This Proxy Statement describes the proposals to be acted upon at the special meeting and will be mailed to eligible voters on or about February 27, 1998.

      You are being asked to give your voting instructions on each proposal discussed in this proxy statement. You are eligible to provide voting instructions for use at the meeting if, at the close of business on February 23, 1998, you owned a variable annuity or variable life insurance policy (either, a "Variable Contract") issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") and some or all of your Variable Contract value was allocated for investment in the Fund. GIAC, which is the sole record shareholder of the Fund, will vote the Fund shares attributable to your GIAC Variable Contract in accordance with the voting instructions you provide on each enclosed preference statement if it is properly executed and returned in a timely manner.

      If your returned preference statement is signed and dated, but gives no voting instructions, GIAC will vote the Fund shares attributable to your Variable Contract FOR each of the proposals described in this Proxy Statement. If you are eligible to give voting instructions for the Fund in more than one GIAC Variable Contract, you must submit a separate preference statement for each Variable Contract to provide instructions for all of the shares in which you have an interest. For purposes of determining the approval of the matters submitted for a vote of shareholders of the Fund, abstentions will be treated as shares voted against the proposal. Votes will be tabulated by the inspector of election appointed for the special meeting. You may revoke your voting instructions by submitting a subsequent preference statement before the meeting, by timely written notice, or by attending and providing voting instructions at the meeting.

      GIAC will vote the Fund shares attributable to Variable Contracts for which it does not receive timely voting instructions in the same proportion as the shares for which it does receive timely voting instructions. GIAC will also vote the Fund shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. With regard to separate accounts through which it offers variable life insurance policies, GIAC does not own any Fund shares directly. The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to be voted at the meeting is required to establish a quorum at the meeting.

      Set forth below is a chart which lists the following information for the Fund, all as of the close of business on February 23, 1998: the number of shares outstanding, the number of such shares attributable to GIAC's Variable Contracts, and the number of such shares directly owned by GIAC in the separate accounts through which it offers variable annuities. Each full share is entitled to one vote, and fractional shares are entitled to proportionate fractional votes. As of February 23, 1998, the Directors and officers of the Fund beneficially owned less than 1% of the shares of the Fund. Management does not know of any person who was eligible to submit voting instructions relating to 5% or more of the Fund's outstanding shares as of February 23, 1998.


--------------------------------------------------------------------------------
    Outstanding             GIAC Variable               Shares Directly
      Shares               Contract Shares               Owned by GIAC
--------------------------------------------------------------------------------

   69,937,067.389        69,666,674.505(99.61%)        270,392.884(0.39%)
--------------------------------------------------------------------------------

      The cost of preparing, printing and mailing the enclosed preference statement, accompanying notice and proxy statement and all other costs in connection with the solicitation of preference statements will be paid by the Fund. The Fund has engaged Management Information Systems Corporation ("MIS") to assist in the solicitation of preference statements at an estimated cost of approximately $165,000. Although MIS will conduct the solicitation of preference statements primarily by mail, its representatives and selected officers and directors of the Fund or Guardian Investor Services Corporation ("GISC") may also solicit preference statements in person or by telephone. The Fund will furnish, without charge, a copy of its latest annual report upon request. Such written or oral requests should be directed to the Fund at 201 Park Avenue South, New York, New York 10003 or by calling 800-221-3253.

                                 PROPOSAL NO. 1

                            AMENDMENT AND RESTATEMENT
                     OF THE FUND'S ARTICLES OF INCORPORATION

      The Board of Directors has considered and approved, subject to shareholder approval, the adoption of a comprehensive amendment and restatement of the Fund's current Articles of Incorporation (the current Articles of Incorporation will be referred to as the "Current Charter"). A copy of the proposed Articles of Amendment and Restatement of the Articles of Incorporation of the Fund (the "Proposed Charter") is included in this proxy statement as Exhibit A. The Board believes that approval of the Proposed Charter is in the best interests of the Fund and its shareholders, and recommends that shareholders approve the Proposed Charter. There are certain material differences between the Proposed Charter and the Current Charter. In summary, if the Proposed Charter is approved, the Fund will:

      o authorize the issuance of shares in two classes, and provide the Board of Directors with authority to issue its shares of stock in additional classes and series in the future;

      o authorize the issuance of 200,000,000 additional shares of the existing class of shares of the Fund and 100,000,000 shares of a new class;

      o reduce the par value of its shares from $0.10 to $0.001 per share, with a commensurate reduction in the Fund's stated capital and increase in its capital surplus;

      o remove or update certain provisions contained in the Current Charter that no longer reflect the current requirements of Maryland corporate law;

      o change the provisions regarding the indemnification and exculpation from liability of the Directors and officers of the Fund to reflect the broadest indemnification permitted by current Maryland law;

      o expand the Fund's ability under law to close small shareholder accounts;

      o establish that one-third of the Fund's outstanding shares (or of a particular class for matters affecting that class) will constitute a quorum for future shareholder meetings; and

      o make certain other non-material changes to the Current Charter, as described in this Proxy Statement.

      Set forth below is a detailed analysis of the changes that would result from the adoption of the Proposed Charter. Please refer to Exhibit A to review the specific text of the sections of the Proposed Charter described below.

Authority to Issue Multiple Classes and Series of Shares

      The Fund's Current Charter provides that the Fund may offer a single class of shares and may not authorize additional classes or series of shares. If the Proposed Charter is approved, one or more additional classes and series of shares could be authorized by the Board without obtaining a vote of shareholders. Any new classes or series would have the preferences or special or relative rights or privileges as the Board may determine, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the principal federal law regulating mutual funds, and by applicable Maryland law.

      Many mutual funds offer their shares in multiple classes. Each class of shares represents an identical interest in the investment portfolio of the mutual fund (if, like the Fund, it operates as a single series) or in an identified series of a fund. Typically, each class bears all expenses relating to the distribution and sale of that class and is allocated a pro rata portion of the fund's ongoing expenses. All shares of multiple class funds generally have identical redemption, voting, dividend and liquidation rights, although each class may bear expenses specific to that class and experience variations in share price and dividends as a result of class-specific expenses.

      A mutual fund may also offer shares in multiple series. Each series within a mutual fund represents a separate portfolio of investments, with its own investment objective, investment policies and expenses. Each series is also treated as a separate entity for tax purposes. Multiple mutual funds offered by a fund family are often organized as separate series within one corporate mutual fund entity in order to reduce expenses and duplicative corporate documentation.

      If the Fund is permitted to be offered in multiple classes of shares, it is anticipated that, in addition to the existing class of shares of the Fund that is offered through GIAC Variable Contracts, the Fund may create another class of shares to be offered as an investment option underlying variable annuities or variable life insurance policies offered by insurance companies other than GIAC. Management believes that the Fund and its shareholders would benefit from being offered as an investment vehicle through other variable contracts in the marketplace. The addition of a multiple class structure would allow the Fund to be distributed through channels that are not currently available, which management believes would result in the addition of assets to the Fund over time. The Board of Directors has approved the creation of one additional class of shares for introduction during 1998, subject to shareholder approval of the Proposed Charter. If shareholders approve the Proposed Charter, the existing class of shares will be designated Class I shares, and the additional class will be designated Class II shares. The creation of a new class of shares within the Fund will not change the current expense structure of the existing class of Fund shares.

      The Fund currently has no plans to add any other series. However, the Board of Directors believes that the Fund would benefit from having the ability to add series in the future, because the Fund would not be subject to the time and costs of a shareholder meeting called specifically to consider the addition of any future series. The addition of new series of shares would not affect the structure or operations of the Fund or have any other material effect on current shareholders.

      Article V(5) of the Proposed Charter describes the voting requirements applicable to multiple classes and series of the Fund. In general, if the Fund offers more than one class or series of shares, all shares will vote as a single group. However, a particular class or series may be required by law or by the terms of exemptive relief granted by the SEC to vote separately. In addition, where a matter does not affect the interests of a particular class or series, that class or series will not be entitled to vote on that matter. Under the 1940 Act, the Fund is required to adopt a plan that delineates the differences among the various share classes.

Corporate Purposes and Powers

      The purposes for which the Fund was formed are described in the Fund's Current Charter. The Proposed Charter would generally update and simplify the description of the Fund's business purpose with respect to the issuance of the Fund's shares and the portfolio instruments which are available for investment by the Fund. The changes would not affect the Fund's investment objective or management policies. The changes would, however, clarify the Fund's ability to operate with the maximum flexibility provided to Maryland corporations under Maryland law, consistent with its investment objective and policies, and to issue its shares in any manner permitted by law, such as the multiple classes and series described above.

Reduction in Par Value of Shares of Common Stock

      Currently, the par value of all of the authorized shares of stock of the Fund is $0.10 per share. It is proposed that the par value for any shares that are currently authorized, or that are authorized in the future, be reduced to $0.001 per share. The reduction is sought in order to reduce the costs to the Fund of authorizing additional shares of stock from time to time. When additional shares are authorized, the Fund must pay to Maryland regulatory authorities a fee which is based on the aggregate par value of the shares. The reduction in par value would have the effect of reducing the Fund's stated capital with a commensurate increase in its capital surplus.

Quorum

      The Proposed Charter contains a provision that, subject to any voting requirements under the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares of stock of the Fund entitled to vote would constitute a quorum at any future meetings of stockholders. The Fund's Current

      Charter provides that a majority of shares is required to constitute a quorum. Under Maryland law, unless the charter of a corporation provides otherwise, a majority of all votes entitled to be cast at a shareholders' meeting constitutes a quorum. Establishing that one-third of outstanding shares constitutes a quorum should enable the Fund to conduct future stockholders' meetings without incurring the increased burden and expense of soliciting votes from at least a majority of the Fund's shares in order to achieve a quorum. If shareholders of a particular class or series are asked to vote on a matter affecting only that class or series, the Proposed Charter provides that one-third of the outstanding shares of that class or series will constitute a quorum for purposes of that matter.

Liability and Indemnification of Directors and Officers

      After the Fund was organized in 1981, the Maryland General Corporation Law was revised to permit a Maryland corporation to limit the liability of its directors and officers in certain circumstances and to broaden the indemnification that a Maryland corporation may make available to its directors and officers. The Proposed Charter contains a provision that incorporates the Maryland law amendments and reflects the broadest indemnification and limitation on liability permitted by current Maryland law.

      Maryland law is similar to the laws of most other states, which permit corporations to limit the risk of personal liability of directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers, and the resulting increases in the costs and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the possibility that personal liability concerns will have an effect on decision-making by persons who serve as directors and officers in ways that may adversely affect the corporation.

      The Proposed Charter would provide that to the full extent permitted by Maryland law, but subject to the 1940 Act and related limitations described below, no Director or officer of the Fund shall have any liability to the Fund or its shareholders for money damages. The Proposed Charter would provide, however, that it would not protect or purport to protect any Director or officer of the Fund (i) against any liability for noncompliance with any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission (the "SEC") under those Acts, or (ii) against any liability to the Fund or its shareholders to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct"). The 1940 Act provides that the articles of incorporation of any investment company may not contain any provision which so protects or purports to protect any director or officer of the investment company with respect to this disabling conduct. This provision is set forth in Article VIII of the Proposed Charter, and would amend the Fund's Current Charter with respect to indemnification and advances. In addition, it is the opinion of the SEC staff that, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and certain others, such indemnification is against public policy and is unenforceable.

      If the Proposed Charter is approved by shareholders, the Fund's Directors and officers would continue to have personal liability for damages in suits brought by or on behalf of the Fund in circumstances in which the Maryland General Corporation Law, the 1940 Act or the Securities Act does not permit their personal liability to be limited. Under the Maryland General Corporation Law, personal liability would continue to the extent that (i) it is proved that a Director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or (ii) a judgment or other final adjudication adverse to a Director or officer is entered in a proceeding based on a finding that his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Under the 1940 Act or the Securities Act, personal liability would continue to the extent that the Proposed Charter would
(i) require any person to fail to comply with any provision of the 1940 Act or the Securities Act or of any valid rule, regulation or order of the SEC under those Acts, or (ii) protect or purport to protect any Director or officer of the Fund against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In circumstances where the personal liability of Directors and officers is limited, claims made by or on behalf of the Fund against them would be limited to equitable remedies, such as injunction.

      The proposed amendment would apply only to claims against a Director or officer arising out of his or her role as a Director or officer, not to his or her responsibilities under other laws. It will not limit possible liability to third parties (other than shareholders) under tort or contract law, and will not apply with respect to events or omissions occurring prior to the effective date of the Proposed Charter.

      Under Maryland law, indemnification against judgments, penalties, fines, settlements and reasonable expenses may be available to a Fund Director unless the act or omission was material to the cause of action, and was committed in bad faith or was the result of active and deliberate dishonesty, or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recoverable by settlement of suits brought by or in the right of a corporation, except where the individual is adjudged liable to the corporation. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. The law also provides that a corporation, in addition to providing insurance, may fund its indemnification obligations with trust funds, letters of credit or surety bonds. Advances of reasonable expenses by a corporation in the course of litigation will be required (upon the undertaking of the director to repay such sums if indemnification is ultimately denied) without a preliminary determination as to the ultimate entitlement of the person to be indemnified. Under Maryland law, a director must provide a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the corporation has been met. Officers will be indemnified to the same extent as Directors and may be indemnified to such further extent as is consistent with law. Other employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

      As discussed above, the SEC is of the view that an indemnification provision in an investment company's articles of incorporation or by-laws would not violate the relevant provisions of the 1940 Act if (a) it precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of disabling conduct; and (b) it sets forth "reasonable and fair means" for determining whether indemnification shall be made. The SEC is also of the view that the Fund may advance funds to a current or former Director or officer claiming indemnification for payment of the reasonable expenses incurred by him or her in conjunction with proceedings to which he or she is a party, provided that, among other things, the person seeking indemnification shall provide to the Fund a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct necessary for indemnification has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the Fund for his or her undertaking; (b) the Fund is insured against losses arising by reason of any lawful advance; or (c) a majority of the Directors of the Fund who are neither "interested persons" of the Fund, as defined in the 1940 Act, nor parties to the proceeding, or independent legal counsel in a written opinion, shall determine that, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification ultimately will be found to be entitled to indemnification.

      If Maryland law is subsequently amended so as to permit further limitation of the monetary liability of Directors and officers, then under the Proposed Charter such liability will be limited to the greatest extent permitted without further action by the Fund's shareholders, but subject to the limitations described above with respect to the Securities Act, the 1940 Act and disabling conduct by a Director or officer. The Proposed Charter would assure the Fund's Directors and officers that the Charter's protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

      Under the provisions of the Proposed Charter, in certain circumstances, the Fund and its shareholders will lose the right to recover monetary damages from Directors and officers who might otherwise have been found liable under the provisions of the Current Charter. In addition, in contrast to the Current Charter, the Proposed Charter provides that Directors and officers may be entitled to more liberal indemnification from the Fund in suits brought by or on behalf of the Fund. To the extent that certain claims against Directors and officers involving a breach of duty are limited to equitable remedies, adoption of the Proposed Charter may also result in a reduced likelihood of derivative litigation and may discourage the initiation of suits against Directors and officers for breach of their duty of care.

      No litigation of the type covered by the Proposed Charter is currently pending or threatened against any Director or officer of the Fund. During the Fund's existence, no occasion has arisen in which the Fund has been required to pay any amount in indemnification of any Director or officer of the Fund. In addition, the Fund has not experienced difficulty in attracting and retaining highly qualified Directors and officers, although the Board believes that the changes regarding indemnification in the Proposed Charter will enhance its ability to attract and retain such Directors and officers in the future.

      After consideration, the Board has approved the indemnification and liability provisions included in the Proposed Charter and recommends that shareholders approve the Proposed Charter, including these provisions, at the meeting. The Board has concluded that, in view of the proliferation of litigation against directors and officers in which difficult business judgments are tested with the benefit of hindsight, and considering the Fund's need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interests of the Fund with the reduced threat of personal liability, approval of the Proposed Charter would place the Fund in the best possible position in the current environment. It should be noted that the current Directors and officers of the Fund may personally benefit from the adoption of the Proposed Charter and are thus subject to a conflict of interest in proposing its approval. Nevertheless, the Board believes, for the reasons stated above, that approval of the Proposed Charter, with the inclusion of the revised provisions concerning liability and indemnification, is in the best interests of the Fund and its shareholders.

Valuation of Fund Shares

      The Fund's Current Charter provides that the price of the Fund's shares upon issue or redemption be at least the net asset value of such shares. The Current Charter contains related provisions regarding the method of determination of the Fund's net asset value, the effect of a suspension of determination of net asset value and the payment of proceeds by the Fund to redeeming shareholders. The Board of Directors believes that all of these provisions are unnecessary as charter provisions, in light of similar requirements under the 1940 Act, and recommends that each of them be omitted from the Proposed Charter. The omission of those provisions will have no effect on the Fund's operations. In addition, in the event that applicable law is changed in the future relating to these matters, the Fund would be better able to comply with the law as amended if these provisions were removed from the charter, rather than being bound by obsolete requirements.

Minimum Account Balance

      Under the Proposed Charter, the Fund's Board would have explicit authority to establish minimum account balances. As stated in Article VI of the Proposed Charter, the Board could establish a minimum amount below which the Fund could redeem a shareholder's shares at their then-current net asset value, provided that the Fund has previously notified the shareholder in writing of the pending redemption, and the shareholder has failed to purchase additional shares to bring the account value above the required minimum. While the Fund does not intend to require minimum account balances, it is possible that the Board may deem it expedient to do so in the future.

Required Vote

      Approval of this proposal requires the affirmative vote of the holders of a majority of the Fund's outstanding shares entitled to vote at the meeting. If shareholders do not approve the Proposed Charter, then the Fund's Current Charter will remain in effect unchanged.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
                        AMENDMENT AND RESTATEMENT OF THE
                        FUND'S ARTICLES OF INCORPORATION

                                    * * * * *

                                 PROPOSAL NO. 2

                            AMENDMENT AND RESTATEMENT
                      OF THE FUND'S INVESTMENT RESTRICTIONS

      The Fund has several investment restrictions that govern its general investment operations. All of the Fund's current restrictions are "fundamental", meaning that they may not be changed without shareholder approval. "Non-fundamental" investment restrictions, on the other hand, may be changed by vote of the Board of Directors without obtaining a shareholder vote, if the Board believes it is advisable to do so.

      The Fund's Board of Directors has approved, and recommends that shareholders approve, comprehensive revisions to its investment restrictions for the reasons described in each Proposal. The following Proposals request that shareholders approve amending or deleting certain fundamental restrictions and making others non-fundamental. The Fund's investment operations will be largely unaffected by the proposed changes, except where noted in the discussion of the particular restrictions. A table comparing the current and proposed investment restrictions appears as Exhibit B to this Proxy Statement.

      Certain of the Fund's current investment restrictions are now more limiting than those of comparable mutual funds, with the result that the Fund is more constrained in its ability to respond to changes in the marketplace than many of its competitors. In addition, since the Fund's current investment restrictions were initially adopted, the SEC has taken more flexible positions with respect to some of these restrictions. The Fund, however, remains subject to the more stringent limitations contained in the investment restrictions. Finally, in 1996 Congress enacted securities legislation that reduces the extent to which states may regulate the operations of entities such as the Fund. Prior to such legislation, a number of states required investment companies to adopt limitations in their investment restrictions which were not otherwise required by the 1940 Act or other law. Because some of the Fund's current fundamental investment restrictions reflect these now obsolete state limitations, the Fund's management and the Board of Directors believe that the Fund and its shareholders would benefit from changing or deleting these restrictions as described below.

      In several instances, the proposed investment restrictions are stated in terms of the extent to which applicable law permits the investment activity covered by the restriction. Applicable law can change over time, and certain of these proposed restrictions are written so that a change in applicable law would not require the Fund to propose further amendments to conform any restrictions to changes in the law at a future date, which in the case of fundamental restrictions would require a shareholder vote. To the extent that shareholders approve these Proposals at the upcoming meeting, the Fund is more likely to gain maximum flexibility.

      Shareholders may vote for or against all of the proposed restrictions, or may vote for particular restrictions and against others. If some, but not all, of the proposals are approved, the Fund will only make the changes that receive a favorable shareholder vote. However, some of the current and proposed restrictions are interdependent, and failure to approve all of the Proposals may limit the Fund's ability to implement changes that have received shareholder approval. For this reason, as well as the reasons provided in each of the following Proposals, the Board of Directors recommends that shareholders approve all of the Proposals below.

Proposal 2(a) -- Deletion of Restriction Regarding General Prospectus Disclosure

      Under this proposal, shareholders are being asked to delete the Fund's current fundamental investment restriction requiring that the Fund's Prospectus must describe every type of security that the Fund may purchase. The current investment restriction provides that the Fund may not:

      "Purchase any security other than those discussed under "Investment Objective and Policies," as set forth in the Prospectus."

      Mutual funds are not required to adopt this restriction; in fact, recent guidance from the SEC has suggested that too much information in the prospectus contravenes the goal of readability. Under the 1940 Act and the Securities Act, all mutual funds are required to disclose to investors the investment techniques that the investment adviser may use in managing the fund's portfolio of investments, including the types of securities that a fund may purchase. The amount of prospectus disclosure required by the 1940 Act depends on the amount of the fund's assets that may be committed to the various securities and investment techniques and the extent to which the fund intends to employ them. Some of the disclosure, particularly information about securities that will be acquired by the fund only occasionally and/or in small percentage amounts, is not required to be described at length in the prospectus, but may instead be provided in the fund's statement of additional information, which investors can receive from the mutual fund upon request.

      The Fund believes that the current restriction is burdensome and not necessary to ensure that shareholders have adequate information about the investment strategies and securities types that the Fund may pursue. In effect, although the language is ambiguous, the current restriction could be construed to impose a burden on the Fund that is greater than the burden imposed by the 1940 Act, with the result that the Fund's Prospectus is required to include more comprehensive disclosure than is required by law. In addition, the SEC is generally moving toward more concise prospectus disclosure requirements, with the possible result that some of the most complex disclosure may be moved from the Prospectus to the Statement of Additional Information. For these reasons, the Board of Directors recommends that this restriction be deleted.

Proposal 2(b) -- Deletion of Restriction Regarding "Unseasoned" Issuers

      To comply with former state securities laws that are no longer applicable, the Fund currently has a fundamental investment restriction that provides that the Fund may not:

      "Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities."

The Board of Directors recommends deleting this restriction because state laws no longer require that mutual funds adhere to this policy.

      The current restriction limits the Fund's ability to invest in unseasoned issuers. An "unseasoned issuer" is a new company that has been in business for less than three years. Such companies typically offer greater prospects for capital appreciation than larger, more established companies. Because they have had shorter track records, however, these companies may be unsuccessful in managing the transition to a more established business and may have a higher risk of failure than older companies.

      If shareholders approve the deletion of this restriction, the Fund will be able to invest in these types of companies to the extent it may do so as a "diversified" mutual fund. If shareholders approve this proposal, and also approve Proposal 2(g) below, the Fund would be permitted to invest a maximum of 25% of its assets in a single unseasoned issuer. However, the Fund does not plan to invest a significant portion of its assets in unseasoned issuers generally or in specific unseasoned issuers, and does not intend to invest more than 5% of its assets in any single issuer, seasoned or unseasoned. The Board of Directors recommends that shareholders approve the deletion of this restriction. If the Fund wishes to invest more than 5% of its assets in unseasoned issuers in the future, the Fund would include relevant disclosure in its Prospectus.

Proposal 2(c) -- Amendment of Restriction on Borrowing

      The 1940 Act requires that mutual funds have a fundamental policy, which cannot be changed without shareholder approval, as to any borrowing the Fund may undertake as permitted by law. The Fund's current investment restriction on borrowing provides that the Fund may not:

      "Borrow money, except that the Fund may borrow from banks up to 5% of the value of its total assets as a temporary measure for extraordinary or emergency needs and not for investment purposes, such as enabling the Fund to meet redemption requests which might otherwise require the sale of portfolio securities at a time when it is not in the Fund's best interests."

The current limitation is more restrictive than the 1940 Act requires, and the

Board recommends that shareholders approve a revised restriction that provides the maximum flexibility permitted by law. In addition, the revised restriction would incorporate the Fund's other current restrictions related to borrowing, as discussed in Proposals 2(d) and 2(k) below. Shareholders are being asked to approve the following fundamental investment restriction, which would provide that the Fund may not:

      "Borrow money or pledge its assets, except that the Fund may (i) borrow for temporary or emergency needs, and engage in reverse repurchase agreements, mortgage dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law."

      As described in the Prospectus, the Fund does not currently have authority to borrow money, except that it may borrow up to 5% of the value of its total assets in limited temporary or emergency circumstances. The amended restriction is intended to provide a general statement of the Fund's borrowing policies, and will consolidate in one restriction the Fund's policies on related techniques. The amended restriction would enable the Fund to borrow to the extent permitted by law. Currently, under the 1940 Act, the Fund could increase to 33 1/3% of total assets the maximum amount that the Fund could borrow for temporary or emergency purposes or for investment.

      The amended restriction would also enable the Fund to use additional investment techniques in managing its portfolio. The Fund does not currently intend to employ any of these additional techniques as part of its normal investment policies and will not employ them without prior Board approval. However, if the Board determines at a future date that the use of these techniques would be likely to benefit the Fund, it would be able to authorize the Fund to implement them after the disclosure is appropriately supplemented in the Fund's Prospectus and Statement of Additional Information. At any time that the Fund borrows money, the 1940 Act requires that the Fund set aside in a segregated account cash or liquid securities in its portfolio to cover its obligation to repay the borrowed amount, in compliance with guidelines established by the SEC.

      Borrowing money may involve the use of leverage of the Fund's assets. Leverage may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leverage will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. It is possible that interest costs could exceed the return on the securities purchased with the borrowed money. In addition, changes in interest rates may reduce or eliminate the benefits of leverage and could have a negative impact on the Fund's net asset value. The SEC is of the view that purchasing securities while borrowings exceed 5% of a fund's total assets creates leverage. The Fund does not intend to engage in leveraging transactions, and could only do so upon approval of the Board and the addition of appropriate disclosure in the Prospectus or Statement of Additional Information.

Proposal 2(d) -- Deletion of Restriction on the Pledge of Assets

      The Fund currently has a fundamental investment policy that provides that the Fund may not:

      "Mortgage, pledge or hypothecate more than 5% of the value of its total assets and then only to secure borrowings effected within the above restriction."

      Shareholders are being asked to delete this policy, which was adopted to conform with former state securities laws. Since those laws no longer apply to the Fund, this restriction is no longer required. If this Proposal and Proposal 2(c) above are approved, the Fund will be subject to a single fundamental restriction on its ability to borrow money or pledge its assets, as described in Proposal 2(c).

Proposal 2(e) -- Amendment of Restriction on Lending

      Shareholders are being asked to amend the Fund's fundamental investment restriction on securities lending. Under its current restriction, the Fund may not:

      "Make loans of money, except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 10% of the Fund's net assets."

      If approved, the existing restriction would be deleted and replaced with the following, which would provide that the Fund may not:

      "Make loans to other persons except (i) loans of portfolio securities and entry into repurchase agreements to the extent permitted under applicable law; and (ii) to the extent that the purchase of debt obligations in which the Fund may invest, consistent with its investment objectives and policies, may be deemed to be loans."

      The proposed amendment would permit the Fund to engage in securities lending to the extent allowed by law. Currently, applicable law generally would permit the Fund to lend its portfolio securities up to 33 1/3% of its total assets (including the amount of collateral received for the loan), in accordance with guidelines approved by the Board. The proposed investment restriction also provides that debt securities and repurchase agreements will not be subject to the lending restriction, to eliminate any confusion as to whether these investments are permitted. The limitation in the current restriction on repurchase agreements maturing in more than seven days would be covered under Proposal 2(i) below.

Proposal 2(f) -- Amendment of Restriction on Industry Concentration

      It is proposed that the fundamental restriction on industry concentration be amended to clarify that the Fund will not concentrate its portfolio investments in any particular industry. The Fund's current investment restriction provides that the Fund may not:

      "Purchase any securities other than the obligations of U.S. branches of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry (there is no limitation as to investments in obligations issued by U.S. branches of domestic banks or in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities)."

      Although the Fund does not currently concentrate its investments in any industry, the current restriction permits the Fund to exceed this limitation in certain bank obligations. As amended, this exception would be eliminated. In addition, the proposed restriction states clearly that the limitation applies if at least 25% of assets is concentrated in an industry, as required under the 1940 Act. The amended restriction would provide that the Fund may not:

      "Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries."

Proposal 2(g) -- Amendment of Restriction on Issuer Diversification

      The Fund is a "diversified" mutual fund as defined in the 1940 Act. This means that the Fund is restricted as to the percentage of its assets that can be invested in a single issuer. However, as explained below, the Fund's current restriction is more limiting than the 1940 Act requires for diversified mutual funds. The current restriction provides that the Fund may not:

      "Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.)"

It is proposed that shareholders approve a more general fundamental investment restriction to replace the current restriction. The proposed restriction would provide the Fund with the full flexibility permitted by the 1940 Act, and would also allow the Fund to incorporate any future flexibility in the event that the 1940 Act is amended in the future. As proposed, the amended restriction would provide that the Fund may not:

      "Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940."

      There is one substantive difference between the current and the proposed restriction. The 1940 Act permits diversified mutual funds to invest up to 25% of total assets without regard to the percentage limitations set forth in the Fund's current restriction. Currently, the Fund does not have the full flexibility for this portion of its assets afforded by the 1940 Act. Although the Fund does not intend to change its current operating policy (5% limit) on investment in specific issuers if the amended restriction is approved, the Board of Directors believes that the additional flexibility provided by the 1940 Act, combined with the flexibility the amended restriction would allow in the event that applicable law is amended in the future, would benefit the Fund and its shareholders.

Proposal 2(h) -- Deletion of Restriction on Warrants

      Shareholders are being asked to delete the Fund's investment restriction relating to warrants. Currently, as a fundamental policy, the Fund may not:

      "Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations."

      This investment restriction was imposed under a former state securities law. This state law is no longer applicable and the restriction on warrants is no longer required. The Board recommends that this restriction be deleted.

Proposal 2(i) -- Amendment of Restriction on Illiquid and Restricted Securities

      Shareholders are being asked to amend the Fund's fundamental investment policy relating to illiquid securities and securities restricted as to disposition, in order to make the policy non-fundamental and to increase the Fund's flexibility. Under current law, an "illiquid" security is a security that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the owner has valued the security. "Restricted" securities are securities that cannot be readily resold because of legal or contractual restrictions relating to disposition of the securities. The current restriction provides that the Fund may not:

      "Invest more than 10% of the value of its total assets in securities that are not readily marketable or which are restricted as to disposition under the federal securities laws or otherwise. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the Fund's portfolio. To the extent that securities received under these circumstances, together with other unmarketable securities, exceed 10% of the value of the Fund's total assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its holdings in such securities to less than 10%."

As proposed, the Fund would replace the current fundamental policy with a non-fundamental investment restriction which would provide that the Fund may not:

      "Invest in (i) securities which at the time of such investment are not readily marketable; (ii) securities restricted as to resale or other disposition; or (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value), or such other percentage provided by applicable law, would then be invested in the aggregate in securities described in (i), (ii), and (iii) above. This restriction shall not apply to securities which the Board of Directors of the Fund has determined to be liquid pursuant to applicable law."

      The amended restriction would differ from the current restriction in three principal respects. First, current law does not require that the restriction relating to illiquid securities be fundamental, and the proposed restriction would be made non-fundamental, so that future amendments to the restriction could be effective upon a favorable vote of the Board, without shareholder approval. Second, the maximum amount that could be invested in illiquid or restricted securities would be increased to 15% of the Fund's net assets from 10% of total assets. This increase is proposed because, since the adoption of the current restriction, the SEC has increased the maximum amount that mutual funds (other than money market funds) may invest in these types of securities from 10% to 15%. The proposed restriction would also provide that the maximum percentage of assets invested in these securities may be adjusted if there are future changes in applicable law. Finally, the proposed restriction explicitly excludes securities which the Board of Directors has determined to be liquid, as permitted under applicable law. The Board has adopted guidelines for use in making liquidity determinations. Such securities include so-called Rule 144A securities, which are securities that are not registered under federal securities laws but may be sold to institutional investors such as mutual funds.

Proposal 2(j) -- Deletion of Restriction on Investment in Other Mutual Funds

      Currently, the Fund may not invest in other mutual funds. Because mutual funds are not required to state their investment policy with respect to investment in other mutual funds, shareholders of the Fund are being asked to delete this restriction. The current fundamental investment restriction provides that the Fund may not "purchase securities issued by any other investment company."

      The Fund does not normally intend to invest in other investment companies. If the current restriction is deleted, the Fund's investments in other mutual funds would be limited by the provisions of the 1940 Act. Under the 1940 Act in its current form, the Fund would be able to invest in other mutual funds, provided that as a result of the investment (a) the Fund owns no more than 3% of the acquired fund's outstanding shares, (b) no more than 5% of the value of the Fund's total assets are invested in a single fund, and (c) no more than 10% of the Fund's total assets are invested in the aggregate in other mutual funds. If the Fund determines that it would be advisable to invest in other mutual funds within these limits in the future, the Fund will do so only after a favorable vote of the Board and the addition of disclosure to the Fund's Prospectus and Statement of Additional Information.

Proposal 2(k) -- Amendment of Restriction on Margin and Short Sales

      The Fund has a fundamental investment restriction prohibiting the purchase of securities on margin and short sales of securities. In effect, the current restriction deals with two different investment techniques in a single restriction. Shareholders are being asked to delete the current restriction and to separate the policy on margin purchases from the policy on short sales in separate restrictions proposed for approval. Information about these techniques is set forth below. The Fund's current restriction provides that the Fund may not:

      "Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities."

      It is proposed that the policy on margin purchases be included within the proposed fundamental investment restriction relating to borrowing, described above in Proposal 2(c). It is also proposed that shareholders adopt a non-fundamental investment restriction relating to short sales, which would provide that the Fund may not:

      "Make short sales of securities or maintain a short position except to the extent permitted by applicable law."

Purchases on Margin

      The Fund generally does not intend to engage in transactions that involve purchases on margin. Under the 1940 Act, purchases on margin are permitted only to obtain short-term credit for the clearance of transactions. In addition, in order to engage in futures transactions as described in Proposal 2(m) below, the Fund may post initial and variation margin with a dealer in futures. The Board of

Directors has approved a proposal to include the permission to engage in margin transactions to the extent permitted by applicable law as one of the exceptions to the proposed fundamental investment restriction on borrowing, as described in Proposal 2(c) above. The Fund would then be able to engage in margin transactions only in accordance with that restriction upon Board approval and the addition of appropriate disclosure in the Prospectus or Statement of Additional Information.

Short Sales

      The Fund does not intend to engage in short sales. In a short sale, an investor borrows a security and sells that security, believing that the market price of the security sold short will decline. The investor has an obligation to purchase the same security at a later date for delivery to the broker from whom it was originally borrowed. In a short sale "against the box", the investor takes the same steps, but in an "against the box" transaction the investor also owns an equal amount of the security being sold short, with the result that the investor has less risk if the security's price increases. Under the 1940 Act, short sales (other than those "against the box") involve the creation of a "senior security" and mutual funds that engage in short sales must maintain a segregated account in compliance with SEC guidelines in order to secure its repayment obligation on the borrowed security. If the Fund determines in the future that short sales and/or short sales "against the box" would be an appropriate investment technique and the Board approves the use of these transactions, they could be used by the Fund following the addition of appropriate disclosure in the Prospectus or Statement of Additional Information.

Proposal 2(l) -- Deletion of Investment Restriction Relating to Options

      The Fund has a fundamental investment restriction which provides that the Fund may not "write, purchase or sell puts, calls, or combinations thereof." This restriction prohibits the Fund from entering into any options transactions. Because this restriction is no longer required by law, it is proposed that this restriction be deleted.

      Subject to the SEC's disclosure requirements, there is no legal requirement for mutual funds to state any investment policy or restriction on the use of options. If the current restriction is deleted, the use of options would be permitted for the Fund in limited instances where GISC believes the use of options would be appropriate, and following the addition of appropriate disclosure to the Fund's Prospectus or Statement of Additional Information. Information about options appears below. If shareholders approve this Proposal, the Fund may on occasion write (sell) covered call options on securities in its portfolio that are the subject of merger negotiations or other corporate transactions to attempt to hedge the value of securities in the portfolio.

Information About Options

      Basically, there are two types of options: call options and put options. The purchaser of a call option acquires the right to buy a security at a fixed price during a specified period. The writer (seller) of such an option is then obligated to sell the security if the option is exercised, and bears the risk that the security's market price will increase over the purchase price set by the option. The purchaser of a put option acquires the right to sell a security at a fixed price during a specified period. The writer of such an option is then obligated to buy the security if the option is exercised, and bears the risk that the security's market price will decline from the purchase price set by the option. Options are typically purchased subject to a premium which can reduce the risks retained by the option writer.

      As the writer of a covered call option or the purchaser of a secured put option, the investor must own securities that can be used to cover or secure any such outstanding options. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face amount that are denominated in the same currency as the call. Also, when a mutual fund writes a put option, it must segregate assets whose value is at least equal to the exercise price of the put option in accordance with SEC guidelines. Segregating assets may limit a fund's ability to pursue other investment opportunities while options are outstanding. Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If an option holder cannot close an option when it wants, it may miss alternative investment opportunities.

      Options trade on U.S. or foreign securities exchanges and in the over-the-counter ("OTC") market. Exchange listed options are three-party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller. An investor could lose any premium paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. Generally, the staff of the SEC requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, any OTC option transactions engaged in by the Fund would be subject to the investment restriction on illiquid securities, described in Proposal 2(i) above.

      Through the writing or purchase of securities index options, an investor can achieve many of same objectives as through the use of options on individual securities. An option on a securities index is similar to an option on a particular security except that, rather than the right to take or make delivery of a particular security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Price movements in securities which an option holder owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the option holder bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific stock, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Call options written on a securities index may be covered by holding a mix of stocks which substantially replicates the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

Proposal 2(m) -- Amendment of Restriction on Commodities

      The Fund has a current fundamental investment restriction stating that the Fund may not "purchase or sell commodities or commodity contracts." It is proposed that this restriction be amended to permit the Fund to invest in financial futures contracts and related options. If approved by shareholders, the revised restriction would provide that the Fund may not:

      "Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation)."

      The Board of Directors has approved, subject to shareholder approval of this Proposal, the Fund's use of futures contracts, such as stock index futures, and options on futures, for hedging purposes in order to better manage its cash position. Among other things, the Fund would be able to immediately invest substantial cash inflows in the equity markets or adjust its cash position on an ongoing basis. Futures contracts and related options are considered to be commodities. Under the current restriction, GISC, the Fund's investment adviser, cannot always gain immediate exposure to the equity markets when large inflows are received by the Fund. GISC and the Board believe that the ability to use futures in these instances will facilitate the operations of the Fund, and better enable it to be fully invested in equities at all times. If approved, it is possible that the use of this strategy could have a negative impact on the Fund if the market returns are less than the returns of the cash instruments that the Fund otherwise would have held. If the amendment is approved, the Fund will add appropriate disclosure to its Prospectus and Statement of Additional Information.

Information About Futures

      Regulations of the Commodity Futures Trading Commission limit the extent to which mutual funds may engage in futures trading. Under these regulations, the Fund could engage in futures transactions (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums paid to establish positions in futures contracts do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on the futures contracts and related options. As stated above, the Fund intends to use futures contracts only for hedging purposes.

      If shareholders approve this Proposal, the Fund would be likely to purchase or sell interest rate futures contracts and securities index futures contracts. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash. The Fund could also purchase and write put and call options on financial futures contracts as an attempt to hedge against market risks.

      There are special risks associated with entering into financial futures contracts. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which the Fund invests. There is also a risk that the Fund could be unable to close a futures position when desired because there is no liquid secondary market for it. The skills needed to use financial futures contracts effectively are different from those needed to select the Fund's investments. If GISC misjudges the general direction of interest rates or markets, the Fund's overall performance may be poorer than if no financial futures contracts had been entered into. It is possible that the Fund could lose money on a financial futures contract and also on the price of related securities, adversely affecting the Fund's performance. The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. A relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a futures contractholder. It is possible for a price-related loss to exceed the amount of the Fund's margin deposit.

      The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to the Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, the Fund's ability to enter into an offsetting transaction depends upon the market's demand for such financial futures contracts. If a purchased option expires unexercised, the Fund would realize a loss in the amount of the premium paid for the option.

Proposal 2(n) -- Amendment of Restriction Relating to Real Estate

      The Fund currently has a fundamental investment restriction relating to investment in real estate, which provides that the Fund may not:

      "Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations), securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts."

      This policy, which is required to be fundamental, is proposed for amendment to be more flexible as to real estate investing. As proposed, the amended restriction would provide that the Fund may not:

      "Purchase, hold, sell or deal in real estate, although the Fund may (i) purchase and sell securities that are secured by real estate or interests therein; (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities; and (iii) hold or sell real estate acquired by the Fund as a result of the ownership of securities."

      The Fund currently does not intend to engage in real estate-related investments on a regular basis. If shareholders approve this Proposal, however, the Fund may from time to time acquire readily marketable interests such as real estate investment trusts. The proposed restriction would expand and clarify the types of permissible real-estate investments, and the Fund would be able to invest in such instruments upon the addition of appropriate disclosure.

      If this Proposal is approved by shareholders, the Fund may occasionally commit a small percentage of its assets to real estate-related investments. To the extent that the Fund acquires securities issued by companies engaged in the real estate business, the Fund could be affected by fluctuations in the real estate market. Real estate markets are sensitive to variations in conditions such as overall property prices, property taxes, rental income and interest rates. As with all portfolio investments, the Fund would be affected by the operations of particular real estate-related companies selected by GISC as a Fund investment.

Proposal 2(o) -- Deletion of Restriction on Investment in Oil and Gas

      The Fund has a fundamental investment restriction stating that the Fund may not:

      "Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs."

      Shareholders are being asked to delete this policy, which was adopted to conform with former state securities laws. Since those laws are no longer applicable to the Fund, this restriction is no longer required. Deletion of this restriction will not affect the management of the Fund.

Proposal 2(p) -- Deletion of Restriction on Ownership by Management

      The Fund has a fundamental investment restriction stating that the Fund may not:

      "Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, directors and employees of the Fund or of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer."

      Shareholders are being asked to delete this policy, which was adopted to conform with former state securities laws. Since those laws are no longer applicable to the Fund, this restriction is no longer required. Deletion of this restriction will not affect the management of the Fund.

Proposal 2(q) -- Redesignation of Restriction on Acquisition of Control as
                 Non-Fundamental

      The Fund has a fundamental investment restriction stating that the Fund may not "purchase securities for the purpose of exercising control over another company." No change is sought for this restriction, but it is not required to be a fundamental restriction requiring the approval of shareholders for amendment. It is proposed that this restriction be made non-fundamental, with no change to its language.

Proposal 2(r) -- Amendment of Restriction on Senior Securities

      The Fund, like other mutual funds, may only issue senior securities to the extent permitted under the 1940 Act. The Fund's current fundamental restriction provides that the Fund may not "issue any senior securities (except for borrowing subject to the restrictions set forth under Investment Restriction 3, above)."

      Shareholders are being asked to approve a replacement restriction which would limit the issuance of senior securities based on applicable law, rather than by reference to another investment restriction. In addition to clarifying the scope of the restriction by reference to law, the proposed restriction would be broad enough to encompass certain investment techniques that the SEC permits to a limited extent, even though the techniques could be considered to be senior securities. For example, futures contracts (described in Proposal 2(m) above) are generally considered by the SEC to be senior securities. The proposed restriction would provide that the Fund may not:

      "issue senior securities to the extent such issuance would violate applicable law."

      The legal definition of a "senior security" involves complex statutory and regulatory concepts. In general, a senior security is considered to be an obligation of a mutual fund that has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits funds from issuing senior securities. Mutual funds may, however, employ certain types of investments that could be considered senior securities, subject to SEC guidelines under the 1940 Act. When a fund engages in transactions that are considered senior securities, the fund must maintain a segregated account which holds an amount equal to the fund's aggregate exposure under senior securities. Where investment in senior securities is permitted by the SEC, the 1940 Act limits the amount of a mutual fund's assets that may be committed to such transactions. In general, mutual funds may not commit more than 33 1/3% of assets to senior security transactions.

Required Vote

      Each proposed amendment of the Fund's current investment restrictions must be approved by the affirmative vote of a majority of the Fund's outstanding voting securities entitled to vote at the meeting, within the meaning of the 1940 Act. Under the 1940 Act, the required majority is the lesser of (1) two-thirds (2/3) or more of the shares present at the meeting, if at least 50% of the outstanding shares entitled to vote are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. If any of the proposed amendments fails to attract the required vote for approval, that particular current fundamental investment restriction will remain in effect unchanged.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
               FUND'S AMENDED AND RESTATED INVESTMENT RESTRICTIONS


                                    * * * * *

                                 PROPOSAL NO. 3

                          RATIFICATION OF SELECTION OF
                       THE FUND'S INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including the Directors who are not "interested persons," has unanimously selected the firm of Ernst & Young LLP, to act as the Fund's independent auditors for the fiscal year ending December 31, 1998.

      A representative of Ernst & Young LLP will not be at the meeting, but is expected to be available by telephone should any matter arise requiring consultation with the accountants during the meeting. The accountants have been given the opportunity to make a statement if they so desire.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                          SHAREHOLDERS VOTE "FOR" THE
                        RATIFICATION OF ERNST & YOUNG LLP
                     AS INDEPENDENT ACCOUNTANTS FOR THE FUND

Required Vote

      Ratification of the selection of the Fund's independent accountants requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities present in person or by proxy and entitled to vote at the meeting. If the selection of the Fund's independent accountants is not ratified by the shareholders at the meeting, the Board will reconsider such selection.

                                    * * * * *

Investment Adviser and Distributor

      Guardian Investor Services Corporation, 201 Park Avenue South, New York, New York 10003, serves as investment adviser and distributor for the Fund. GISC is a wholly-owned subsidiary of GIAC, which is a wholly-owned subsidiary of Guardian Life.

Future Meetings of Shareholders

      The Fund is not required to hold annual meetings of shareholders and does not plan to do so. The Board of Directors may call meetings of shareholders from time to time for action by shareholder vote as may be required by the 1940 Act or Maryland law.

Other Matters

      The Board of Directors knows of no other matters to be presented at the meeting. However, if any other business should properly come before the meeting, it is intended that GIAC will vote thereon in its discretion.

                                        By order of the Board of Directors,


                                        Joseph A. Caruso,
                                        Secretary

Dated: March 3, 1998

                                    Exhibit A

                                    * * * * *

                    ARTICLES OF AMENDMENT AND RESTATEMENT OF
                          ARTICLES OF INCORPORATION OF
                          THE GUARDIAN STOCK FUND, INC.

      The Guardian Stock Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessment and Taxation of Maryland that:

      FIRST: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out Articles First through Eighth and inserting in lieu thereof the following:

                                   ARTICLE I.
                                  INCORPORATOR

      The undersigned, Sandra Camillo, Joan Brunson and Ralph Greggs, each of whose post office address is 1633 Broadway, New York, New York 10019, all being of full legal age, do, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.

                                   ARTICLE II.
                                      NAME

      The name of the corporation is The Guardian Stock Fund, Inc. (the "Corporation").

                                  ARTICLE III.
                               PURPOSES AND POWERS

      The Corporation is formed for the following purposes:

      (1)   To conduct and carry on the business of an investment company.

      (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

      (3) To issue and sell shares of its capital stock in such amounts, on such terms and conditions, for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

      (4) To exchange, classify, reclassify, redesignate, convert, rename, redeem, purchase or acquire in any other manner, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by this charter.

      (5) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

      The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV.
                       PRINCIPAL OFFICE AND RESIDENT AGENT

      The post office address of the principal office of the corporation in the State of Maryland is c/o The Corporation Trust Company Incorporated, 300 E. Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the corporation in the State of Maryland is The Corporation Trust Company Incorporated, a Maryland corporation, 300 E. Lombard Street, Baltimore, Maryland 21202.

                                   ARTICLE V.
                                  CAPITAL STOCK

      (1) The total number of shares of capital stock that the Corporation shall have authority to issue is four hundred million (400,000,000) shares having a par value of one-tenth of one cent ($.001) per share and an aggregate par value of four hundred thousand dollars ($400,000). Until such time as the Board of Directors of the Corporation shall provide otherwise in accordance with paragraph 2 of Article V hereof, three hundred million (300,000,000) shares of the authorized shares of the Corporation are classified as Class I Common Stock and one hundred million (100,000,000) shares of the authorized shares of the Corporation are classified as Class II Common Stock. The Class I Common Stock and the Class II Common Stock shall be invested in a common investment portfolio which shall constitute the initial series of the Corporation. The said series shall consist initially of all the authorized shares of common stock of the Corporation. The said shares shall have the terms and provisions set forth in this Article V and elsewhere in this Charter with respect to series and classes of shares of the Corporation.

      (2) The Board of Directors of the Corporation is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of the Corporation, whether now or hereafter authorized, in separate series and classes, or otherwise. The said shares of stock shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The Board of Directors is authorized to increase or decrease the number of shares of any series or class, but the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.

      (3) The Board of Directors, through such charter document filings or other procedures as may be required by Maryland law, may redesignate a class or series of shares of capital stock whether or not shares of such class or series are issued and outstanding, subject to pertinent provisions of law.

      (4) Without limiting the authority of the Board of Directors set forth herein to establish, designate and redesignate any series or classes of shares, and to classify and reclassify any unissued shares, and subject to such authority, shares of each series, now authorized and hereafter authorized, shall be subject to the following provisions:

            (a) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each series shall be determined separately and, accordingly, the net asset value, the dividends payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from series to series.

            (b) All consideration received by the Corporation for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including all proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors and shall be referred to as "assets belonging to" that series. The assets belonging to a particular series shall be so recorded upon the books of the Corporation.

            (c) The assets belonging to each particular series shall be charged with the liabilities of the Corporation with respect to that series, all expenses, costs, charges and reserves attributable to that series and that series' share of the liabilities, expenses, costs, charges or reserves of the Corporation not attributable to any particular series, in the latter case in the proportion that the net asset value of that series (determined without regard to such liabilities) bears to the net asset value of all series (determined without regard to such liabilities), or in such other manner as may be determined by the Board of Directors in accordance with law. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, and assets to a particular series or series.

            (d) Shares of each series shall be entitled to such dividends and distributions, in shares or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such series, provided that dividends and distributions shall be paid on shares of a series only out of lawfully available assets belonging to that series. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine.

            (e) The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends (including dividends designated in whole or in part as capital gain distributions) an amount sufficient, in the opinion of the Board of Directors, to enable each series of the Corporation to qualify as a regulated investment company under the Internal Revenue Code of 1986, as from time to time amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of each series of the Corporation for federal income and excise taxes in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of any series of the Corporation for such taxes.

            (f) In the event of the liquidation or dissolution of the Corporation, the stockholders of a series shall be entitled to receive, as a single class, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that series. The assets so distributable to the stockholders of a series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation or, in the event that the series is divided into classes, in the manner determined by the Board of Directors in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In the event that there are any assets available for distribution that are not attributable to any particular series, such assets shall be allocated to all series in proportion to the net assets of the respective series, or in such other manner as may be determined by the Board of Directors in accordance with law, and then distributed to the holders of stock of each series as aforesaid.

            (g) If a series is divided into multiple classes, the classes may be invested with one or more other classes in the common investment portfolio comprising the series. Notwithstanding the foregoing provisions of this Article V(4) of these Articles of Incorporation, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the Corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio comprising a different series, shall also be subject to the provisions of Article V(4)(a) through (f) of these Articles of Incorporation at the series level as if the classes invested in the common investment portfolio were one class:

                  (i) The income and expenses of the series shall be allocated among the classes comprising the series in such manner as may be determined by the Board of Directors in accordance with law.

                  (ii) As more fully set forth in this Article V(4)(g) of these Articles of Incorporation, the liabilities and expenses of the classes comprising the series shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or termination of a series to holders of shares of the Corporation's stock may vary within the classes comprising the series.

                  (iii) The dividends and distributions of investment income and capital gains with respect to the classes comprising a series shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes comprising the series to reflect differing allocations of the expenses and liabilities of the Corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation among the classes comprising a series shall be determined by the Board of Directors in a manner that is consistent with applicable law.

            (h) The proceeds of the redemption of the shares of any class of stock of the Corporation may be reduced by the amount of any contingent deferred sales charge, liquidation charge, or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the 1940 Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

            (i) At such times (which may vary between and among the holders of particular classes) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the 1940 Act, applicable rules and regulations thereunder and applicable rules and regulations of the NASD and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid. Except as provided above, all provisions of the Articles of Incorporation relating to stock of the Corporation shall apply to shares of, and to the holders of, all series and classes of stock.

      (5) On each matter submitted to a vote of stockholders, each holder of a share shall be entitled to one vote for each share standing in his/her name on the books of the Corporation, irrespective of the series or class thereof, and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act, or by the Maryland General Corporation Law, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more series or classes, then subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

      (6) The presence in person or by proxy of the holders of one-third (1/3) of the shares of capital stock of the corporation outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where any provision of law or of the Charter of the Corporation permit or require that holders of any series or class shall vote as a separate series or class, then one-third (1/3) of the aggregate number of shares of capital stock of that series or class, as applicable, outstanding and entitled to vote shall constitute a quorum for the transaction of that business by that series or class, as applicable.

      (7) The Corporation may issue shares in fractional denominations to the same extent as its whole shares, and any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation. Regardless of whether a full share has such a right, a fractional share shall not have any right to receive a certificate evidencing it.

      (8) No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase, subscribe for, or otherwise acquire any shares of the Corporation or any other security that the Corporation may issue or sell (whether out of the number of shares authorized by the Charter of the Corporation or out of any shares of the Corporation's capital stock that the Corporation may acquire) other than a right that the Board of Directors in its discretion may determine to grant.

      (9) Notwithstanding any provision of the Maryland General Corporation Law requiring any action to be taken or authorized by the affirmative vote of a greater proportion than a majority of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the Charter of the Corporation or by law.

      (10) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter of the Corporation and the By-Laws of the Corporation, as from time to time amended or supplemented.

                                   ARTICLE VI.
                                   REDEMPTION

      Each holder of shares of the Corporation's capital stock shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of the holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of the shares as in effect from time to time as may be determined by or pursuant to the direction of the Board of Directors of the Corporation in accordance with the provisions of Article VII, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption or postpone the date of payment of the redemption price in accordance with provisions of applicable law. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time, at its option, to redeem in whole or in part the shares owned by any holder of capital stock of the Corporation (i) if the redemption is, in the opinion of the Board of Directors of the Corporation, desirable in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986; (ii) if the redemption is, in the opinion of the Board of Directors of the Corporation, necessary to reimburse the Corporation for any loss sustained by the Corporation by reason of the failure of the stockholder in whose name such account is registered to make full payment for shares of the Corporation purchased by such stockholder; or (iii) if the value of the shares in the account maintained by the Corporation or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Corporation (the "Minimum Account Balance") and the stockholder has been given written notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by the Corporation. With respect to any redemption effected to collect fees to be paid to the Corporation by any stockholder whose account has fallen below such Minimum Account Balance, the entire redemption value of the shares so redeemed may be retained by the Corporation to the extent of such fees. The Corporation, at its option, also may cause the redemption of outstanding shares of capital stock of any series or class if the Board of Directors has determined that it is in the best interests of the corporation and its stockholders to discontinue issuance of shares of stock of such series or class. Payment of the redemption price shall be made by the Corporation at the time and in the manner as may be determined from time to time by the Board of Directors of the Corporation or under direction of the Board of Directors, in accordance with the provisions of applicable law. Purchase and redemption of shares of stock of the corporation is conditioned upon the Corporation having funds or property legally available therefor. The Board of Directors may establish procedures for redemption of shares.

                                  ARTICLE VII.
                               BOARD OF DIRECTORS

      (1) The number of directors constituting the Board of Directors is currently nine (9). The number of Directors may be changed pursuant to the By-Laws of the Corporation but shall at no time be less than the minimum number required under the Maryland General Corporation Law.

      (2) In furtherance, and not in limitation, of the powers conferred by the Maryland General Corporation Law, the Board of Directors is expressly authorized:

            (i) To make, alter or repeal the By-Laws of the Corporation, except as otherwise required by the 1940 Act.

            (ii) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors.

            (iii) Without the assent or vote of the stockholders, to authorize the issuance from time to time of shares of the stock of any series or class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any series, class or classes whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

            (iv) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

            (v) Notwithstanding anything in this Charter to the contrary, to establish in its absolute discretion the basis or method for determining the value of the assets belonging to or attributable to any series or class, the value of the liabilities belonging to or attributable to any series or class and the net asset value of each share of any class of the Corporation's stock.

            (vi) To determine in accordance with accepted accounting practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart out of any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any other funds legally available therefor, at such intervals as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; and to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

            (vii) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, this Charter and the By-Laws of the corporation.

      (3) Any determination made in good faith, and in accordance with applicable law and accepted accounting practices, if applicable, by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation, the determination of the net asset value of shares of any series or class of the Corporation's capital stock, or as to any other matters relating to the issuance, sale or other acquisition or disposition of securities or shares of capital stock of the Corporation shall be final and conclusive and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of this Charter shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                  ARTICLE VIII.
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

      (1) Subject to any limitations imposed by the 1940 Act and to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

      (2) No provision of this Article VIII shall protect any director or officer of the Corporation (i) against any liability for noncompliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts, or (ii) against any liability to the Corporation or its security holders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      (3) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors and advancement of expenses to directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with such law. The Board of Directors may, through a By-Law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

      (4) References to the Maryland General Corporation Law in this Article VIII are to the law as from time to time amended. No amendment to this Charter shall affect any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment. The term "Charter" as used herein shall have the meaning set forth in the Maryland General Corporation Law and includes these Articles of Incorporation and all amendments and supplements thereto.

                                   ARTICLE IX.
                                   AMENDMENTS

      The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in this Charter, of any outstanding stock, and all rights at any time conferred upon the stockholders of the Corporation by its Charter are granted subject to the provisions of this Article and the reservation of the right to amend the Charter herein contained.

      SECOND: The current name and address of the Corporation's resident agent and address of the principal office of the Corporation in Maryland are as set forth herein. The number of directors is currently set at nine (9) and their names are: John C. Angle, Frank H. Fabozzi, Arthur V. Ferrara, Leo R. Futia, William W. Hewitt, Jr., Sidney I. Lirtzman, Joseph D. Sargent, Carl W. Schafer and Robert G. Smith.

      THIRD: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the Charter currently in effect as herein amended. The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors of the Corporation and approved by its stockholders.

      FOURTH: Each share (including for this purpose a fraction of a share) of stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective, shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a share (or the same fraction of share) of Class I Common Stock. Shares of Class I Common Stock resulting from the aforesaid reclassification shall be subject, without limitation, to such rights and restrictions of such class as set forth in these Articles of Amendment and Restatement. Outstanding certificates representing issued and outstanding shares of stock of the Corporation immediately prior to these Articles of Amendment and Restatement becoming effective, shall upon these Articles of Amendment and Restatement becoming effective be deemed to represent the same number of shares of the Class I Common Stock. Certificates representing shares of the Class I Common Stock resulting from the aforesaid reclassification need not be issued until certificates representing the shares of stock so reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer with the request that a new certificate be provided. The Class I Common Stock and the Class II Common Stock shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Charter of the Corporation as herein amended and restated.

      FIFTH: The total number of shares of capital stock that the Corporation had authority to issue immediately prior to these Articles of Amendment and Restatement becoming effective was one hundred million (100,000,000) shares having a par value of ten cents ($.10) per share and an aggregate par value of ten million dollars ($10,000,000), all of which shares were of one class. The total number of shares of capital stock that the Corporation has authority to issue upon these Articles of Amendment and Restatement becoming effective is four hundred million (400,000,000) shares having a par value of one-tenth of one cent ($.001) per share and an aggregate par value of four hundred thousand dollars ($400,000), of which three hundred million (300,000,000) shares of the authorized shares of the Corporation are classified as Class I Common Stock and one hundred million (100,000,000) shares of the authorized shares of the Corporation are classified as Class II Common Stock.

      SIXTH: These Articles of Amendment and Restatement shall become effective on May 1, 1998 at 8:00 a.m. Eastern Time.

      IN WITNESS WHEREOF, The Guardian Stock Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and witnessed by its Secretary, as of this ____ day of _________, 1998.

      The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment and restatement of the Corporation's Charter are true in all material respects and that this statement is made under penalties of perjury.

                                        THE GUARDIAN STOCK FUND, INC.
                                        By:



                                        ----------------------------
                                        Name: Charles E. Albers
                                        Title: President

Witness:



--------------------------
Name: Joseph A. Caruso
Title: Secretary

                                    Exhibit B

                              Current Restrictions

      The Fund may not:

1. Purchase any security other than those discussed under "Investment Objective and Policies," as set forth in the Prospectus;

2. Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities;

3. Borrow money, except that the Fund may borrow from banks up to 5% of the value of its total assets as a temporary measure for extraordinary or emergency needs and not for investment purposes, such as enabling the Fund to meet redemption requests which might otherwise require the sale of portfolio securities at a time when it is not in the Fund's best interests;

                                Proposed Changes

      The Fund may not:

Delete

Delete

Borrow money or pledge its assets, except that the Fund may (i) borrow for temporary or emergency needs, and engage in reverse repurchase agreements, mortgage dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law.

                              Current Restrictions

      The Fund may not:

4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets and then only to secure borrowings effected within the above restriction;

5. Make loans of money, except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 10% of the Fund's net assets;

6. Purchase any securities other than the obligations of U.S. branches of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry (there is no limitation as to investments in obligations issued by U.S. branches of domestic banks or in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities);

                                Proposed Changes

      The Fund may not:

Delete

Make loans to other persons except (i) loans of portfolio securities and entry into repurchase agreements to the extent permitted under applicable law; and
(ii) to the extent that the purchase of debt obligations in which the Fund may invest, consistent with its investment objectives and policies, may be deemed to be loans.

Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities conducting their principal business activities in the same industry or group of industries.

                              Current Restrictions

      The Fund may not:

7. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.);

8. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations;

                                Proposed Changes

      The Fund may not:

Make any investment consistent with the Fund's classification as a diversified company under the Investment Company Act of 1940.

Delete

                              Current Restrictions

      The Fund may not:

9. Invest more than 10% of the value of its total assets in securities that are not readily marketable or which are restricted as to disposition under the federal securities laws or otherwise. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the Fund's portfolio. To the extent that securities received under these circumstances, together with other unmarketable securities, exceed 10% of the value of the Fund's total assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its holdings in such securities to less than 10%;

10. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities;

11. Purchase securities issued by any other investment company;

12. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities;

                                Proposed Changes

      The Fund may not:

(As a non-fundamental investment restriction)

Invest in (i) securities which at the time of such investment are not readily marketable; (ii) securities restricted as to resale or other disposition; or
(iii) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value), or such other percentage provided by applicable law, would then be invested in the aggregate in securities described in (i), (ii), and (iii) above. This restriction shall not apply to securities which the Board of Directors of the Fund has determined to be liquid pursuant to applicable law.

No change is proposed for this restriction.

Delete

(As a non-fundamental investment restriction)

Make short sales of securities or maintain a short position except to the extent permitted by applicable law.

                              Current Restrictions

      The Fund may not:

13. Write, purchase or sell puts, calls, or combinations thereof;

14. Purchase or sell commodities or commodity contracts;

15. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations), securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts;

16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

17. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, directors and employees of the Fund or of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer;

                                Proposed Changes

      The Fund may not:

Delete

Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

Purchase, hold, sell or deal in real estate, although the Fund may (i) purchase and sell securities that are real estate or interests secured by therein; (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities; and
(iii) hold or sell real estate acquired by the Fund as a result of the ownership of securities.

Delete

Delete

                              Current Restrictions

      The Fund may not:

18. Purchase securities for the purpose of exercising control over another company; and

19. Issue any senior securities (except for borrowing subject to the restrictions set forth under Investment Restriction 3, above).

                                Proposed Changes

      The Fund may not:

Redesignate as non-fundamental, but language would not change.

Issue senior securities to the extent such issuance would violate applicable law.

                PLEASE COMPLETE THIS PREFERENCE STATEMENT TODAY.
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS.

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          The Guardian Stock Fund, Inc.


        THIS PREFERENCE STATEMENT IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking any previously executed preference statements, hereby directs The Guardian Insurance & Annuity Company, Inc. ("GIAC") to vote all shares of The Guardian Stock Fund, Inc. in which the undersigned has a beneficial interest on each of the Proposals specified on the reverse side, and upon any other business that may properly come before the Special Meeting of Shareholders to be held at 201 Park Avenue South, Mezzanine Floor, New York, NY 10003 on April 21, 1998 at 9:30 a.m. New York time and at any adjournments thereof.

Receipt of the Notice of Special Meeting and the accompanying Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

                              Date________________________________________, 1998

                              PLEASE sign exactly as your name(s) appear(s) on your GIAC contract and this preference statement. When signing as attorney, executor, trustee, administrator, guardian, etc., please give full title. Corporate, partnership and trust owners should have this preference statement signed by an authorized person, and that person's title should be given.


                              --------------------------------------------------

                              --------------------------------------------------
                                  Signature(s) and, if applicable, Title(s)

THIS PREFERENCE STATEMENT, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTOWNER. IF YOU SIGN AND DATE THIS PREFERENCE STATEMENT, BUT DO NOT SPECIFY YOUR VOTE BELOW, THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. ("GIAC") WILL VOTE THE SHARES IN WHICH YOU HAVE A BENEFICIAL INTEREST FOR THE PROPOSALS. A SEPARATE PREFERENCE STATEMENT IS PROVIDED FOR EACH ACCOUNT THROUGH WHICH YOU HAVE INVESTED YOUR CONTRACT VALUES IN THE FUND AS OF FEBRUARY 23, 1998. PLEASE SIGN, DATE AND RETURN ALL PREFERENCE STATEMENTS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL.

Please indicate your vote by filling in the appropriate boxes below.

GIAC will vote the shares in which you have a beneficial interest as directed by you in accordance with the voting procedures described in the prospectus for your GIAC variable annuity contract or variable life policy.

1. To approve or disapprove the amendment and restatement of the Fund's Articles of Incorporation:

     |_| FOR                   |_| AGAINST               |_| ABSTAIN

2. To approve or disapprove the amendment and restatement of the Fund's investment restrictions:

     |_| FOR ALL,              |_| AGAINST               |_| ABSTAIN
         Except As
         Marked
          Below

2(a) General Prospectus Disclosure  2(h) Warrants
2(b) "Unseasoned" Issuers           2(i) Illiquid/Restricted Securities
2(c) Borrowing                      2(j) Other Mutual Funds
2(d) Pledge of Assets               2(k) Margin and Short Sales
2(e) Lending                        2(l) Options
2(f) Industry Concentration         2(m) Commodities
2(g) Issuer Diversification

2(n) Real Estate
2(o) Oil & Gas
2(p) Ownership by Management
2(q) Acquisition of Control
2(r) Senior Securities

To vote against one or more specific changes, write the sub-proposal number on the line below.

--------------------------------------------------------------------------

3.   To ratify the selection of the Fund's independent public accountants:

     |_| FOR                   |_| AGAINST               |_| ABSTAIN